                                                                   EXHIBIT 10.31

                                July 15, 1996



Tom,

                    Employment Agreement - Equity Conversion

As you are aware, The SABRE Group (TSG) became a separate legal entity effective July 2 with plans for an initial public offering (IPO) this fall.

With the formal separation from AMR, The SABRE Group will move towards compensation and benefit programs that are better aligned with technology industry prevalent practice and linked to SABRE Group performance. As part of the SABRE Group long term incentive program, we intend to convert some current outstanding and all future employee equity awards from AMR shares to TSG shares.

Your outstanding AMR equity awards will be converted to TSG shares utilizing standard conversion methodology applicable to all SABRE Group employees. All conversions are based on the opening price of AMR and TSG stock on the IPO date.

You have an employment agreement with American Airlines, Inc. that was signed in 1995 and terminates in 2000. This agreement provides for specified annual equity grants payable in AMR shares. It also allows for the conversion of AMR awards to SABRE Group awards.

We are pleased to offer you the opportunity to convert your agreement to SABRE shares and participate in a special IPO equity grant:

- -   Your existing agreement will be converted to SABRE shares preserving the mix of incentive vehicles and distribution of value across the term

- -   An IPO grant of $300,000 in options will be made at the time of IPO: 50% of value as an additional grant and 50% of value as an acceleration of 1997 grant

In addition to conversion of your employment agreement, you will be asked to decide on a conversion methodology for your career equity holdings. Some information is included in the Outstanding Equity Awards section. You will receive a more detailed explanation and election forms separately. The deadline for this election will be later than the deadline for your employment agreement election.

Enclosed you will find the following:

- -   Underlying Assumptions

- -   New Grant Schedule Description and Schedule

- -   Projected vesting of future awards assuming age 60 retirement

- -   Outstanding Equity Awards Conversion

You are one of the five most highly compensated employees of the SABRE Group. As such, material terms of your employment agreement may be disclosed as part of the registration statement. It will be important for you to agree in principle to the conversion strategy before July 31.

Please indicate your agreement below and return to me. Once the IPO is complete and the AMR and TSG stock prices are established, your employment agreement will be modified to reflect your new grant schedule. In the event that an IPO does not take place, your current employment agreement will remain in place.


                                        Sincerely,

                                        /s/ Michael J. Durham

                                        Michael J. Durham


Enclosures

Please indicate your agreement by signing below




Signature /s/ Thomas M. Cook    Date 8/13/96

UNDERLYING ASSUMPTIONS



- -   Prevailing AMR stock price: $90.00

- -   Initial SABRE per share offering price: $25.00

- -   The above stock prices are also assumed to be the present value of all future stock prices

- -   For purposes of valuation of future equity grants, we have assumed that each incentive vehicle has a value on its date of grant equal to the following percentage of the prevailing stock price:

           ---------------------------------------------------------------------
                                               Vales as a Percent of Stock Price
                                               ---------------------------------
                      Vehicle                      AMR                  SABRE
           ---------------------------------------------------------------------
           Stock Options                          31.0%                 35.0%
           ---------------------------------------------------------------------
           Restricted Stock                       88.5%                 88.5%
           ---------------------------------------------------------------------
           Performance Shares                     88.5%                 88.5%
           ---------------------------------------------------------------------

    - For example, the present value of a future AMR stock option is assumed to be worth 31% of $90.00 on its grant date ($27.90); one SABRE stock option is assumed to be worth 35% of $25.00 on its grant date ($8.75).

    -    These values do not apply to previously granted awards

- -   Stock Option values were developed using a Black-Scholes formula.  SABRE's assumed stock price volatility is based on the average of a group of publicly traded transaction processing companies; all stock options are assumed to be granted with an exercise price equal to the prevailing fair market value

- -   Restricted share values include a discount for vesting and likelihood of receipt of shares

- -   Performance share values include a discount for vesting and likelihood of receipt of shares

- -   FINAL GRANT SCHEDULES AND CONVERSION SCHEDULES WILL BE BASED ON THE ACTUAL
    OPENING AMR AND SABRE OFFERING PRICES ON THE OFFERING DATE

    - Value of SABRE awards are calculated using the same formula and TSG price and valuation percentages

CONVERTED GRANT SCHEDULE

- -   Your new grant schedule was developed by valuing your AMR equity grant schedule as of the grant dates, and offering grants of equal economic value through SABRE equity.

- -   Descriptions appear on pages 3 and 4; grant schedule details appear on page
    5.  Vested awards at age 60 are presented on page 6.


CURRENT AGREEMENT

- -   Under the terms of your current agreement, you receive annual grants of
    13,000 stock options, 700 restricted stock shares and 2,200 performance shares

- -   Using AMR stock price of $90, the annual value of these awards is $593,685 calculated as follows:

                              # Shares         Calculation                        Value        % Mix
                              --------         -----------                        -----        -----
 Stock Options                 13,000   # Shares x Stock Price x % Value         $362,700      61.1%
                                        (13,000 x $90 x 31%)

 Restricted Stock                 700   # Shares x Stock Price x % Value           55,755       9.4%
                                        (700 x $90 x 88.5%)

 Performance Shares             2,200   # Shares x Stock Price x % Value          175,230      29.5%
                                        (2,200 x $90 x 88.5%)                    --------

 Total                                                                           $593,685
                                                                                 ========

    - Value of SABRE awards are calculated using the same formula and TSG price and valuation percentages

CONVERTED GRANT SCHEDULE DESCRIPTION

STRAIGHT CONVERSION WITH IPO GRANT

- -   Straight conversion changes the underlying equity used in the grant schedules. It otherwise preserves the mix of incentive vehicles used, and the distribution of value across the contract term.

- -   Based on the stock price assumptions, a straight conversion would yield the following annual award:

                                   # Shares          Value           % Mix
                                   --------          -----           -----
          Stock Options             41,451         $362,696          61.1%
          Restricted Stock           2,520           55,755           9.4%
          Performance Shares         7,920          175,230          29.5%
                                                    -------

          Total                                    $593,681
                                                   ========

    - Actual number of shares will be rounded to provide even vesting and facilitate administration

- -   An IPO grant of $300,000 in options will be made at the time of IPO: 50% of value as an additional grant and 50% of value as an acceleration of 1997 grant

    - The total contract term grant value is $150,000 greater than your current AMR agreement

    - This schedule delivers more of your total contract value in earlier years. You will vest in more value earlier on this basis than under the AMR schedule.

TOM COOK                  CONVERTED GRANT SCHEDULE
- --------------------------------------------------------------------------------

Assumptions

- ------------------------------------------------
                         AMR               TSG
- ------------------------------------------------
Options                 31.0%             35.0%
- ------------------------------------------------
Res Stock               88.5%             88.5%
- ------------------------------------------------
Perf Shares             88.5%             88.5%
- ------------------------------------------------
Stock Price            $90.00            $25.00
- ------------------------------------------------

Current Agreement
- -----------------

               -------------------------------------------------------------------------------------------------------------
                        AMR Options           AMR Restricted Stock    AMR Performance Shares       Total AMR Value
               -------------------------------------------------------------------------------------------------------------
                    #            Value         #          Value        #           Value       Per Year         Cumulative
- ----------------------------------------------------------------------------------------------------------------------------
    1996         13,000        $362,700       700        $55,755     2,200       $175,230     $593,685          $593,685
- ----------------------------------------------------------------------------------------------------------------------------
    1997         13,000        $362,700       700        $55,755     2,200       $175,230     $593,685         $1,187,370
- ----------------------------------------------------------------------------------------------------------------------------
    1998         13,000        $362,700       700        $55,755     2,200       $175,230     $593,685         $1,781,055
- ----------------------------------------------------------------------------------------------------------------------------
    1999         13,000        $362,700       700        $55,755     2,200       $175,230     $593,685         $2,374,740
- ----------------------------------------------------------------------------------------------------------------------------
    2000         13,000        $362,700       700        $55,755     2,200       $175,230     $593,685         $2,968,425
- ----------------------------------------------------------------------------------------------------------------------------
   Total         65,000       $1,813,500     3,500      $278,775    11,000       $876,150    $2,968,425
- ----------------------------------------------------------------------------------------------------------------------------
   % Mix                         61.1%                     9.4%                    29.5%        100.0%
- -----------                   ----------                --------                ------------------------


Straight Conversion
- -------------------

- -  Straight Conversion would provide for the following stock award receipt:

               -------------------------------------------------------------------------------------------------------------
                       TSG Options            TSG Restricted Stock    TSG Performance Shares        Total TSG Value
               -------------------------------------------------------------------------------------------------------------
                    #            Value         #          Value        #           Value       Per Year         Cumulative
- ----------------------------------------------------------------------------------------------------------------------------
    1996            41,451      $362,696      2,520      $55,755      7,920       $175,230     $593,681          $593,681
- ----------------------------------------------------------------------------------------------------------------------------
    1997            41,451      $362,696      2,520      $55,755      7,920       $175,230     $593,681         $1,187,362
- ----------------------------------------------------------------------------------------------------------------------------
    1998            41,451      $362,696      2,520      $55,755      7,920       $175,230     $593,681         $1,781,043
- ----------------------------------------------------------------------------------------------------------------------------
    1999            41,451      $362,696      2,520      $55,755      7,920       $175,230     $593,681         $2,374,724
- ----------------------------------------------------------------------------------------------------------------------------
    2000            41,451      $362,696      2,520      $55,755      7,920       $175,230     $593,681         $2,968,405
- ----------------------------------------------------------------------------------------------------------------------------
   Total            207,255    $1,813,480    12,600     $278,775     39,600       $876,150    $2,968,405
- ----------------------------------------------------------------------------------------------------------------------------
   % Mix                         61.1%                     9.4%                      29.5%        100.0%
- -----------                   ----------                --------                ------------------------


Straight Conversion with IPO Grant
- ----------------------------------

- - In addition to conversion, you will receive an IPO grant of $300,000 in options. $150,000 of this award is an additional award and $150,000 is an acceleration of a portion of your 1997 stock option award.

- - Award receipt will be modified as follows:


               -------------------------------------------------------------------------------------------------------------
                       TSG Options          TSG Restricted Stock     TSG Performance Shares         Total TSG Value
               -------------------------------------------------------------------------------------------------------------
                    #            Value         #          Value        #           Value       Per Year         Cumulative
- ----------------------------------------------------------------------------------------------------------------------------
 1996            75,737         $662,699      2,520      $55,755      7,920       $175,230     $893,684          $893,684
- ----------------------------------------------------------------------------------------------------------------------------
 1997            24,308         $212,695      2,520      $55,755      7,920       $175,230     $443,680         $1,337,364
- ----------------------------------------------------------------------------------------------------------------------------
 1998            41,451         $362,696      2,520      $55,755      7,920       $175,230     $593,681         $1,931,045
- ----------------------------------------------------------------------------------------------------------------------------
 1999            41,451         $362,696      2,520      $55,755      7,920       $175,230     $593,681         $2,524,726
- ----------------------------------------------------------------------------------------------------------------------------
 2000            41,451         $362,696      2,520      $55,755      7,920       $175,230     $593,681         $3,118,407
- ----------------------------------------------------------------------------------------------------------------------------
Total            224,398       $1,963,482    12,600     $278,775     39,600       $876,150    $3,118,407
- ----------------------------------------------------------------------------------------------------------------------------
% Mix                             63.0%                    8.9%                     28.1%        100.0%
- -----------                   ----------                --------                ------------------------